UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2007

HealthSouth Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-14940	63-0860407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One HealthSouth Parkway, Birmingham, Alabama	35243
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (205) 967-7116

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 28, 2007, the Board of Directors (the “Board”) of HealthSouth Corporation (the “Company”) passed resolutions amending the Company’s Amended and Restated By-Laws, as adopted on September 21, 2006 (the “By-Laws”), to require a majority vote for the election of directors and to change the requirements for stockholder nominations for director, such amendments to become effective immediately. The Board replaced Section 3.4(a) of the By-Laws to provide that the Company’s directors shall be elected by the vote of the majority of the votes cast at any meeting for the election of directors at which a quorum is present; provided, however, directors of the Company will still be elected by a plurality of the votes cast at any meeting of stockholders for which (i) a stockholder nominated person is eligible for election to the board of directors and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth (10th) day preceding the date the Company first mails its notice of meeting for such meeting to the stockholders.

The Board also replaced the fourth paragraph of Section 3.4(b) of the By-Laws to require, among other things, that all nominations by a stockholder include a statement that the stockholder nominee, if elected, intends to submit an irrevocable resignation to be effective upon (i) such nominee’s failure to receive the required vote at the next meeting at which they are nominated for re-election and (ii) acceptance by the Board of such resignation.

The foregoing summary of the amendments to the By-Laws is incomplete and is qualified in its entirety by reference to the text of the amendments, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events

On February 28, 2007, the Board also amended the Corporate Governance Guidelines of HealthSouth Corporation (the “Corporate Governance Guidelines”) to reflect the amendments to the By-Laws and to require, among other things, that all candidates selected by the Board (i) for election as directors or (ii) to fill a vacancy or newly created position on the Board submit irrevocable resignations that will be effective upon (a) the failure to receive the required vote at the next meeting at which they are nominated for re-election and (b) acceptance by the Board of such resignation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index which is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 5, 2007
HEALTHSOUTH CORPORATION

/s/ John P. Whittington

John P. Whittington, Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amendments to Section 3.4(a) and 3.4(b) of the Amended and Restated By-Laws.

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